UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 7, 2018
(Date of earliest event reported)

Royale Energy Funds, Inc.
(Exact name of registrant as specified in its charter)

CALIFORNIA	0-22750	33-02224120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Cordell Court, Suite 210
El Cajon, California 92020
(Address of principal executive offices) (Zip Code)

(619) 383-6600
 (Registrant’s telephone number, including area code)

Royale Energy, Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Introductory Note

On March 7, 2018, Royale Energy Holdings, Inc. (“New Royale”), Royale Energy, Inc. (“Royale”), and Matrix Oil Management Corporation (“Matrix”) and its affiliates were notified by the California Secretary of State of the filing and acceptance of agreements of merger by the California Secretary of State, to complete the previously announced merger between the companies (the “Merger”).  In the Merger, Royale was merged into a newly formed subsidiary of Royale Energy Holdings, Inc., a Delaware corporation (“New Royale”), and Matrix was merged into a second newly formed subsidiary of New Royale pursuant to the Amended and Restated Agreement and Plan of Merger among Royale, New Royale, Royale Merger Sub, Inc., (“Royale Merger Sub”), Matrix Merger Sub, Inc., (“Matrix Merger Sub”) and Matrix (the “Merger Agreement”).  Additionally, in connection with the merger, all limited partnership interest of two limited partnership affiliates of Matrix (Matrix Permian Investments, LP, and Matrix Las Cienegas Limited Partnership), were exchanged for New Royale common stock using conversion ratios according to the relative values of each partnership.  All Class A limited partnership interests of another Matrix affiliate, Matrix Investments, LP (“Matrix Investments”) were exchanged for New Royale Common stock using conversion ratios according to the relative value of the Class A limited partnership interests, and $20,124,000 of Matrix Investments preferred limited partnership interests were converted into 2,012,400 shares of Series B Convertible Preferred Stock of New Royale.  Another Matrix affiliate, Matrix Oil Corporation (“Matrix Operator”), was acquired by New Royale by exchanging New Royale common stock for the outstanding common stock of Matrix Oil Corporation using a conversion ratio according to the relative value of the Matrix Oil Corporation common stock.  Matrix, Matrix Oil Corporation and the three limited partnership affiliates of Matrix called the “Matrix Entities.”

The Merger had been previously approved by the respective holders of all outstanding capital stock of Royale, Matrix, New Royale, Matrix Merger Sub and Royale Merger Sub on November 16, 2018, as previously reported in a Current Report on Form 8-K filed by Royale dated November 16, 2017.  This Current Report on Form 8-K (the “Current Report”) describes the actions of the companies that were taken to complete the Merger.

Item 2.01. Completion of Acquisition or Disposition of Assets

Completion of Merger

On March 1, 2018, New Royale, Royale and Matrix and its affiliates completed the previously announced Merger.  In the Merger, Royale was merged into a newly formed subsidiary of New Royale, and Matrix was merged into a second newly formed subsidiary of New Royale, pursuant to the Merger Agreement among Royale, New Royale, Royale Merger Sub, Matrix Merger Sub, and Matrix.  In the Merger:

•	Each issued and outstanding share of Royale's common stock was converted into one share of common stock of New Royale (a total of 22,600,185 shares); and

•	Each issued and outstanding share of Matrix's common stock was converted into 2,257 shares of common stock of New Royale (a total of 15,995,121 shares).

Certain provisions of the Merger Agreement and exchange agreements were waived by the parties in order to complete the merger.  Matrix waived the following conditions to its obligation to close the Merger Agreement:

i.
Delivery by Royale of evidence of the transfer of all of the assets related to the DWI business of Royale (including assets held in trust for its investors) pursuant to Section 8.04(b)(vii) of the Merger Agreement, the Preferred Exchange Agreement and the LP Exchange Agreements;

ii.
Delivery of employment agreements executed by Parent and each of Jonathan Gregory, Donald Hosmer, Stephen Hosmer, Johnny Jordan, Joe Paquette and Jay Scheevel pursuant to Section 8.04(b)(ix) of the Merger Agreement, the Preferred Exchange Agreement and the LP Exchange Agreements; and

iii.
Delivery to Matrix by Porter Hedges LLP of the PH Tax Opinion, pursuant to Section 8.03(f) of the Merger Agreement, the Preferred Exchange Agreement and the LP Exchange Agreements.  Instead, Matrix has delivered the Tax Opinion of Bob W. Dutton, Certified Public Accountant.

Royale waived the following conditions to its obligation to close the Merger Agreement:

i.
Delivery to Royale by the relevant Matrix Party of an incumbency certificate certifying the names and signatures of officers authorized to sign the Preferred Exchange Agreement on behalf of each Holder that is an entity, pursuant to Section 8.04(a)(ii) of the Preferred Exchange Agreement; and

ii.	Delivery to Royale by Matrix of the D&O Tail Policy (as defined in the Merger Agreement) required under Section 6.09 of the Merger Agreement; and
The parties mutually consented to the closing and completion of the Merger Agreement and related transactions without satisfaction of the conditions expressly identified above.  The waiver is attached as Exhibit 2.3 to this Current Report and is incorporated herein by reference.

As a result of the Merger, Royale is terminating the registration of its shares of common stock under the Securities Exchange Act of 1934, because all such shares have been converted into shares of common stock of New Royale.  New Royale’s common stock will continue trading on the OTC QB Market using the symbol ROYL.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Name Change

As contemplated in the Merger Agreement, an amendment to the Articles of Incorporation of Royale was filed with the Secretary of State of California to change the name of Royale (formerly Royale Energy, Inc.), to Royale Energy Funds, Inc.  The amendment to Royale’s Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 8.01. Other Events

On March 7, 2018, New Royale, Royale and Matrix issued the press release announcing completion of the Merger which is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements of the companies required by Item 2.01 of this Current Report will be filed by amendment to this Current Report no later than 71 calendar days after the date of this Current Report is required to be filed with the SEC.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 2.01 of this Current Report will be filed by amendment to this Current Report no later than 71 calendar days after the date of this Current Report is required to be filed with the SEC.

(d) Exhibits

Exhibit No.	Description
2.1
Amended and Restated Agreement and Plan of Merger among Royale Energy, Inc., Royale Energy Holdings, Inc. Royale Merger Sub, Inc., Matrix Merger Sub, Inc., and Matrix Oil Management Corporation, filed as Exhibit 2.1, Annex A to the Form S-4/A of Royale Energy Holdings, Inc. (SEC File No. 333-216055), filed July 21, 2017

2.2*	Amendment No. 7 to the Amended and Restated Agreement and Plan of Merger among Royale Energy, Inc., the Company, Royale Merger Sub, Inc., Matrix Merger Sub, Inc., and Matrix Oil Management Corporation
2.3*
Joint Waiver of Closing Conditions between Matrix Oil Management Corporation, on behalf of itself and as general partner of Matrix Investments, L.P., Matrix Permian Investments, LP, , Matrix Las Cienegas Limited Partnership, Matrix Oil Corporation, and all of the holders of preferred limited partnership interests of Matrix Investments (February 28, 2018)

3.1*	Amendment to the Certificate of Incorporation of Royale Energy, Inc., a California corporation (filed March 7, 2018).
99.1*	Press release

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYALE ENERGY, INC.

Date: March 9, 2018	By:	/s/ Jonathan Gregory
	Name:	Jonathan Gregory
	Title:	Chief Executive Officer